CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

Amendment No. 1 to

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

January 5, 2016

Date of Report

(Date of Earliest Event Reported)

Tianyin Pharmaceutical Co, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52236	20-4857782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23rd Floor, Unionsun Yangkuo Plaza, No. 2, Block 3

South Renmin Road

Chengdu, P. R. China, 610041

(Address of principal executive offices (zip code))

+011-86-28- 8551-6696

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 3 – Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 2, 2015, Tianyin Pharmaceutical Co., Inc. (the “Company”) filed a Current Report on Form 8-K (“Form 8-K”) to disclose that, on November 25, 2015, it received a notice from the NYSE MKT Staff indicating that the Company was below certain of the continued listing standards of the NYSE MKT (the “Exchange”) as set forth in Sections 134 and 1101 of the NYSE MKT Company Guide, due to the delay in filing its Quarterly Report on Form 10-Q for the period ended September 30, 2015 (the “Form 10-Q”) beyond the extended filing due date, in addition to the delay in filing of its Annual Report on Form 10-K for the year ended June 30, 2015 (the “Form 10-K”). On December 4, 2015, the Company submitted to the Exchange a supplement (“Supplement”) to its compliance plan dated October 19, 2015.

On January 5, 2016, the Company received a Plan Acceptance Letter from the Exchange (“Plan Acceptance Letter”), in which the Exchange indicated its acceptance of the Company’s compliance plan and granted a plan period through April 1, 2016, subject to the following conditions:

1.	The Company must regain possession of the files taken by the Sichuan Province Public Security Department (“SPPSD”) by April 1, 2016;
2.	The Company must comply with the Exchange’s timely alert policy when it has material news pursuant to Part 4 of the NYSE MKT Company Guide; and
3.	The Company should give serious consideration to disclosing estimated figures that reflect its current financial condition.

NYSE Regulation Staff will review the Company periodically for compliance with the initiatives outlined in its compliance plan. If any adverse development occurs in the interim, the Company is not in compliance with the continued listing standards by April 1, 2016 or if the Company does not make progress consistent with the compliance plan within the plan period, Exchange staff will initiate delisting procedures as appropriate. If that occurs, the Company may appeal a staff delisting determination in accordance with Section 1010 and Part 12 of the Company Guide.

On January 11, 2016, we issued a press release regarding the receipt of the Plan Acceptance Letter from the Exchange. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 11, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIANYIN PHARMACEUTICAL CO., INC.

By:	/s/ Guoqing Jiang
Name:	Guoqing Jiang
Title:	Chief Executive Officer, Chairman

Dated: January 11, 2016

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